UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: April 1, 2016
Date of earliest event reported: March 28, 2016

Hooper Holmes, Inc.
(Exact name of registrant as specified in charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 N. Rogers Road, Olathe, Kansas 66062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 764-1045

N/A
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02     Results of Operations and Financial Condition.

On March 29, 2016, the Company issued a press release announcing its preliminary operating results and financial condition for the quarter and year ended December 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference. The presentation discussed during the fourth quarter investor call on March 29, 2016, is attached as Exhibit 99.2, which is also incorporated herein by reference. The information furnished in this section of the Current Report on Form 8-K and Exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.02    Unregistered Sales of Equity Securities.

On March 31, 2016, the Company issued 714,286 shares of its common stock, par value $0.04 per share, to SWK FUnding LLC ("SWK") pursuant to the Second Amendment to Credit Agreement dated March 28, 2016 by adn between the Company and SWK (the "SEcond Amendment"). The Second Amendment, the material terms of which were described int he Company's Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 30, 2016 (the "Form 10-K"), amended the terms and conditions of that certain Credit Agreement, dated as of April 17, 2015, as amended by that certain First Amendment to Credit Agreement, dated as of February 25, 2016, by and between the Company and SWK.

Item 7.01.	Regulation FD Disclosure.

The investor presentation attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference will be used at investor meetings in the month of April 2016. The information in item 7.01 of this Form 8-K and Exhibit 99.4 attached hereto shall not be deemed filed for purposes of section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 8.01    Other Events.

On March 29, 2016, the Company issued a press release announcing the execution of the Stock Purchase Agreement with 200 NNH, LLC, the material terms of which were described in the Form 10-K. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated by reference herein

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release announcing preliminary earnings, dated March 29, 2016
99.2	Presentation used during the fourth quarter investor conference call on March 29, 2016
99.3	Press Release announcing Stock Purchase Agreement, dated March 29, 2016
99.4	Investor presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2016	HOOPER HOLMES, INC.

	By:	/s/ Steven R. Balthazor
Steven R. Balthazor
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release announcing preliminary earnings, dated March 29, 2016
99.2	Presentation used during the fourth quarter investor conference call on March 29, 2016
99.3	Press Release announcing Stock Purchase Agreement, dated March 29, 2016
99.4	Investor presentation